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             MONTHLY CERTIFICATEHOLDERS' STATEMENT
            CHEVY CHASE MASTER CREDIT CARD TRUST II
                          SERIES 1995-C

      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among Chevy Chase Bank, F.S.B., as Transferor and Servicer ("Chevy Chase"), CCB Holding Corporation, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), Chevy Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month of April, 1996 is set forth below. Certain the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing
Agreement.

      A)   Information Regarding Distributions to
           the Class A Certificateholders, per
           $1,000 original certificate principal amount.

           (1)   The total amount of the
           distribution to Class A
           Certificateholders, per $1,000
           original certificate principal amount   $    4.8000000

          (2)   The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class A
          Certificates, per $1,000 original
          certificate principal amount             $    4.8000000

          (3)   The amount of the distribution
           set forth in paragraph 1 above in
           respect of principal of the Class A
           Certificates, per $1,000 original
           certificate principal amount            $    0.0000000

     B)   Class A Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)   The amount of Class A Investor
          Charge Offs                              $         0.00
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           (2)   The amount of Class A Investor
           Charge Offs set forth in paragraph 1
           above, per $1,000 original certificate
           principal amount                         $   0.0000000

           (3)   The total amount reimbursed in
           respect of Class A Investor Charge Offs    $      0.00

           (4)   The amount set forth in paragraph
            3 above, per $1,000 original
            certificate principal amount              $ 0.0000000

           (5)   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect
            to all transactions on such Distribution  $      0.00
            Date

     C)   Information Regarding Distributions to
          the Class B Certificateholders, per
          $1,000 original certificate principal amount.

          (1)   The total amount of the
           distribution to Class B Certficateholders,
           per $1,000 original certificate principal
           amount                                     $ 4.9041666

          (2)   The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class B
          Certificates, per $1,000 original
          cerificate principal amount                 $ 4.9041666

          (3)   The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal on the Class B
          Certificates, per $1,000 original
          cerificate principal amount                 $ 0.0000000

     D)   Class B Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)   The amount of Class B Investor
          Charge Offs                                 $      0.00

          (2)   The amount of Class B Investor
          Charge Offs set forth in paragraph 1
          above, per $1,000 original certificate
          principal amount                            $ 0.0000000



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          (3)   The total amount reimbursed in
          respect of Class B Investor Charge Offs     $      0.00

          (4)   The amount set forth in paragraph
          3 above, per $1,000 original
          certificate principal amount                $ 0.0000000

          (5)   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class
          B Invested Amount after giving effect
          to all transactions on such
          Distribution Date                           $      0.00


                                       CHEVY CHASE BANK, F.S.B.,
                                            Servicer

                                       By      Mark A. Holles
                                              __________________
                                               Mark A. Holles
                                               Vice President































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                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                               SERIES 1995-C
                     CHEVY CHASE MASTER CREDIT CARD TRUST II

RECEIVABLES

Beginning of the Month Principal Receivables: $ 1,406,613,802.04 Beginning of the Month Finance Charge Receivables:$ 20,518,512.35
Beginning of the Month Discounted Receivables:    $          0.00
Beginning of the Month Total Receivables:     $  1,427,132,314.39

Removed Principal Receivables:                $              0.00
Removed Finance Charge Receivables:           $              0.00
Removed Total Receivables:                    $              0.00

Additional Principal Receivables:             $              0.00
Additional Finance Charge Receivables:        $              0.00
Additional Total Receivables:                 $              0.00

Discounted Receivables Generated this Period: $              0.00

End of the Month Principal Receivables:       $  1,431,141,104.52
End of the Month Finance Charge Receivables:  $     23,726,223.06
End of the Month Discounted Receivables:      $              0.00
End of the Month Total Receivables:           $  1,454,867,327.58

Special Funding Account Balance               $              0.00
Aggregate Invested Amount (all Master Trust Series)
                                              $  1,249,000,000.00
End of the Month Transferor Amount            $    182,141,104.52
End of the Month Transferor Percentage                     12.73%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                       RECEIVABLES

              30-59 Days Delinquent           $     19,621,160.55
              60-89 Days Delinquent           $     12,194,938.01
              90+ Days Delinquent             $     19,111,334.85

              Total 30+ Days Delinquent       $     50,927,433.41
              Delinquent Percentage                         3.50%

Defaulted Accounts During the Month           $      5,660,604.66
Annualized Default Percentage                              4.83%

Principal Collections                           $ 129,834,218.96
Principal Payment Rate                                     9.23%
Total Payment Rate                                        10.51%


      4/96                                                Page 2


    INVESTED AMOUNTS

              Class A Initial Invested Amount    $ 322,000,000.00
              Class B Initial Invested Amount    $  28,000,000.00

    INITIAL INVESTED AMOUNT                      $ 400,000,000.00

              Class A Invested Amount            $ 368,000,000.00
              Class B Invested Amount            $  32,000,000.00

           INVESTED AMOUNT                       $ 400,000,000.00

           FLOATING ALLOCATION PERCENTAGE                  28.44%
           PRINCIPAL ALLOCATION PERCENTAGE                  0.00%

           MONTHLY SERVICING FEE                 $     666,666.66

           INVESTOR DEFAULT AMOUNT               $   1,609,875.97

           CLASS A AVAILABLE FUNDS--

           CLASS A FLOATING PERCENTAGE                     92.00%

              Class A Finance Charge Collections  $  5,719,755.63
              Other Amounts                       $          0.00

           TOTAL CLASS A AVAILABLE FUNDS          $  5,719,755.63

              Class A Monthly Interest            $  1,763,400.00
              Class A Servicing Fee               $    613,333.33
              Class A Investor Default Amount     $  1,481,085.90

           TOTAL CLASS A EXCESS SPREAD            $  1,858,936.40

           REQUIRED AMOUNT                        $          0.00

           CLASS B AVAILABLE FUNDS

           CLASS B FLOATING PERCENTAGE                      8.00%

              Class B Finance Charge Collections  $    497,370.05
              Other Amounts                       $          0.00

           TOTAL CLASS B AVAILABLE FUNDS          $    497,370.05

              Class B Monthly Interest            $    156,933.33
              Class B Servicing Fee               $     53,333.33

           TOTAL CLASS B EXCESS SPREAD            $    287,103.39

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           EXCESS SPREAD --

           TOTAL EXCESS SPREAD                    $  2,146,039.79

              Excess Spread Applied to Required Amount   $   0.00

              Excess Spread Applied to Class A Investor  $   0.00
              Charge Offs

              Excess Spread Applied to Class B Items  $128,790.07

              Excess Spread Applied to Class B Investor  $   0.00
              Charge Offs

              Excess Spread Applied to Monthly Cash   $ 28,000.00
              Collateral Fee

              Excess Spread Applied to Cash Collateral   $   0.00
              Account

              Excess Spread Applied to other amounts owed
              Cash Collateral Depositor            $ 1,989,249.72

           TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
           GROUP I                                 $         0.00

           EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

           TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
           SERIES IN GROUP I                       $ 6,267,384.08

           SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

           EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
           SERIES 1995-C                           $         0.00

              Excess Finance Charge Collections Applied to $ 0.00
              Required Amount

              Excess Finance Charge Collections Applied to $ 0.00
              Class A Investor Charge Offs

              Excess Finance Charge Collections Applied to $ 0.00
              Class B Items

              Excess Finance Charge Collections Applied to $ 0.00
              Class B Investor Charge Offs

              Excess Finance Charge Collections Applied to $ 0.00
              Monthly Cash Collateral Fee




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              Excess Finance Charge Collections Applied to $ 0.00
              Cash Collateral Account

              Excess Finance Charge Collections Applied to $ 0.00 other amounts owed Cash Collateral Depositor

           YIELD AND BASE RATE --

              Base Rate (Current Month)                     7.77%
              Base Rate (Prior Month)                       7.65%
              Base Rate (Two Months Ago)                    7.58%

           THREE MONTH AVERAGE BASE RATE                    7.67%

              Portfolio Yield (Current Month)              13.82%
              Portfolio Yield (Prior Month)                15.64%
              Portfolio Yield (Two Months Ago)             15.27%

           THREE MONTH AVERAGE PORTFOLIO YIELD             14.91%

           PRINCIPAL COLLECTIONS --

           CLASS A PRINCIPAL PERCENTAGE                    92.00%

              Class A Principal Collections      $  33,970,863.73

           CLASS B PRINCIPAL PERCENTAGE                     8.00%

              Class B Principal Collections      $   2,953,988.17

           TOTAL PRINCIPAL COLLECTIONS           $  36,924,851.90

           SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER
           SERIES                                $           0.00

           CLASS A AMORTIZATION --

              Controlled Amortization Amount     $           0.00
              Deficit Controlled Amortization Amount $       0.00

           CONTROLLED DISTRIBUTION AMOUNT            $       0.00

           CLASS B AMORTIZATION --

              Controlled Amortization Amount         $       0.00
              Deficit Controlled Amortization Amount $       0.00

           CONTROLLED DISTRIBUTION AMOUNT            $       0.00

           EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL
           SHARING                            $     36,924,851.90

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           INVESTOR CHARGE OFFS --

           CLASS A INVESTOR CHARGE OFFS       $              0.00

           CLASS B INVESTOR CHARGE OFFS       $              0.00

           PREVIOUS CLASS A CHARGE OFFS REIMBURSED $         0.00

           PREVIOUS CLASS B CHARGE OFFS REIMBURSED $         0.00

           CASH COLLATERAL ACCOUNT --

              Required Cash Collateral Amount     $ 52,000,000.00
              Available Cash Collateral Amount    $ 52,000,000.00

           INTEREST RATE CAP PAYMENTS --

              Class A Interest Rate Cap Paymets   $          0.00
              Class B Interest Rate Cap Paymets   $          0.00

           TOTAL DRAW AMOUNT                      $          0.00
           CASH COLLATERAL ACCOUNT SURPLUS        $          0.00


                                      CHEVY CHASE BANK, F.S.B.,
                                           as Servicer


                                      By:     Mark A. Holles

                                         ________________________
                                              Mark A. Holles
                                              Vice President